UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Mathilda Place, Suite 300 Sunnyvale, California	94086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CrowdStrike Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 30, 2021 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on May 5, 2021, the record date for the Annual Meeting, there were 199,152,336 shares of Class A common stock outstanding and entitled to vote and 26,601,335 shares of Class B common stock outstanding and entitled to vote. Holders of Class A common stock were entitled to one vote per share on each proposal. Holders of Class B common stock were entitled to 10 votes per share on each proposal.

At the Annual Meeting, the Company’s stockholders voted on the following five proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 14, 2021. The number of votes cast with respect to each proposal was as indicated below:

1.	Election of Class II Directors. The following nominees were elected to serve as Class II directors until the Company’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roxanne S. Austin	338,671,162	27,743,713	32,096,195
Sameer K. Gandhi	337,005,384	29,409,491	32,096,195
Gerhard Watzinger	336,275,381	30,139,494	32,096,195

2.	Ratification of Selection of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2022 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
397,604,425	512,129	394,516	N/A

3.	Advisory Non-Binding Vote Regarding the Company’s Executive Compensation. The results of the advisory vote regarding the Company’s executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
282,951,084	83,008,439	455,352	32,096,195

4.	Advisory Non-Binding Vote Regarding How Frequently the Company’s Stockholders Will Vote on Executive Compensation. The results of the advisory, non-binding vote regarding how frequently the Company’s stockholders will vote on our executive compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
96,357,442	226,113	269,271,283	560,037	32,096,195

5.	Approval of Amendment to our 2019 Employee Stock Purchase Plan. The Amendment to our 2019 Employee Stock Purchase Plan was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
342,912,626	22,880,947	621,302	32,096,195

Item 8.01	Other Events

As part of a regular review of the corporate governance practices of the Company and in an effort to continue to attract and retain qualified members of the Board, the Board approved revisions to the Company’s Outside Director Compensation Policy (the “Director Compensation Policy”), which provides annual cash and equity compensation, on the terms and conditions contained therein. The Director Compensation Policy is intended to enable the Company to attract qualified directors, provide them with compensation at a level that is consistent with the Company’s compensation objectives, and in the case of equity-based compensation, align our directors’ interests with those of our stockholders. The revisions to the Director Compensation Policy were effective as of June 30, 2021.

Under the Director Compensation Policy, the Company’s non-employee directors are entitled to receive the following cash compensation, payable in quarterly installments:

•	Non-executive board chair: $50,000

•	Board member: $33,500

•	Audit committee chair: $24,000

•	Audit committee member: $10,000

•	Compensation committee chair: $15,000

•	Compensation committee member: $7,500

•	Nominating and corporate governance committee chair: $10,000

•	Nominating and corporate governance committee member: $4,000

These directors will receive equity-based compensation in the form of RSUs with respect to shares of Class A common stock granted pursuant to the Crowdstrike Holdings, Inc. 2019 Equity Incentive Plan.

Each non-employee director joining the Board will be automatically granted the following awards upon first joining our Board:

•	an initial RSU award with a value of $375,000, vesting annually over three years, subject to continued service on the Board; plus

•	an annual RSU award with a value of $200,000, pro-rated based on the director’s length of service prior to the next annual meeting of stockholders. This award will vest on the earlier of (i) the date of the next annual meeting of stockholders held after the director first joins the Board or (ii) the date on which the other directors’ annual awards described below for such year vest, subject to continued service on the Board.

On the day of the annual meeting of stockholders, beginning on June 30, 2021, each continuing non-employee director will be automatically granted:

•	an annual RSU award with a value of $200,000, vesting in full on the earlier of (i) the one-year anniversary of the date of grant or (ii) the date of the next annual meeting of stockholders held after the date of grant, in each case, subject to continued service on the Board.

The foregoing description of the amended Director Compensation Policy is only a summary and is qualified in its entirety by the full text of the amended Director Compensation Policy, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Outside Director Compensation Policy, as amended on June 30, 2021
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: July 2, 2021	/s/ Burt W. Podbere
Burt W. Podbere
Chief Financial Officer